UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 24, 2018

EQT Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	1-3551	25-0464690
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

625 Liberty Avenue, Suite 1700 Pittsburgh, Pennsylvania	15222
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (412) 553-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 24, 2018, the Board of Directors (the Board) of EQT Corporation (EQT) appointed Christina A. Cassotis, William M. Lambert, Jerry MacCleary and Anita M. Powers to become members of the Board, effective as of, and conditioned upon, the closing of the previously announced separation of EQT’s upstream and midstream businesses (the Separation).

Ms. Powers, 63, served as vice president of Occidental Petroleum Corporation, and as executive vice president of exploration and geosciences for Occidental Oil and Gas Corporation, from 2009 until her retirement in 2017. Previously, Ms. Powers served as vice president of worldwide exploration from 2006 to 2009. Prior to 2006, she served as director of worldwide geoscience; vice president of exploration of Colombia; and chief geologist for worldwide exploration. Ms. Powers joined Occidental in 1979 and held various roles of increasing responsibility, working both onshore and offshore in the United States and internationally. Since 2017, Ms. Powers has served as a director of California Resources Corporation and as a member of its Health, Safety and Environmental Committee.

Mr. MacCleary, 64, currently serves as Chief Executive Officer and Chairman of Covestro LLC, formerly Bayer Material Science. Previously, Mr. MacCleary served as president of Covestro’s North American division from 2012 to 2017; senior vice president of the Polyurethane Business Group, North America from 2004 to 2017; senior vice president, performance systems marketing from 2003 to 2004; and from 1999, he directed North American product management as vice president of the plastics division. Mr. MacCleary joined Bayer in 1979 as an accountant before moving into a technical sales role in the plastics division. Mr. MacCleary serves as chairman of the American Chemistry Council’s Executive Committee, as well as a director on several boards, including the National Association of Manufacturers and on the Executive Committee for the Society of Chemical Industry.  Mr. MacCleary will serve on EQT’s Audit Committee.

Ms. Cassotis, 54, has served as Chief Executive Officer of Allegheny County Airport Authority since 2015. Previously she served as Managing Officer, Airports, of SH&E from 2003 to 2014. Ms. Cassotis has served as a director of S&T Bancorp, Inc. since 2017, is a member of the board for Visit Pittsburgh, and is a member of the International Aviation Womens Association.

Mr. Lambert, 60, has served as Chairman of the Board, President and Chief Executive Officer of MSA Safety, Inc. since 2015. He has served as President and Chief Executive Officer of MSA since 2008. Mr. Lambert began his career at MSA as an engineer in 1981 and has experience in R&D, product line management, marketing, and executive management. He has served as a director of MSA since 2007 and has served as a director of Kennametal, Inc. on the board’s Audit and Nominating and Corporate Governance Committees since 2016.

Mses. Powers and Cassotis and Messrs. MacCleary and Lambert will receive standard compensation amounts payable to non-employee directors of EQT, as described in EQT’s definitive proxy statement filed with the SEC on April 27, 2018.

Additionally, Robert J. McNally, currently EQT’s Senior Vice President and Chief Financial Officer, and who will become President and Chief Executive Officer of EQT effective as of, and conditioned upon, the Separation, will join the Board at that time; and James E. Rohr, currently the Lead Independent Director of the Board, will become Chairman of the Board at that time, taking over for David L. Porges.

On October 24, 2018, the Board also accepted the following respective resignations, effective as of, and conditioned upon, the Separation: (a) from the Board: David L. Porges, Thomas F. Karam, Vicky A. Bailey, Kenneth M. Burke, Margaret K. Dorman, Norman J. Szydlowski and Robert F. Vagt; and (b) from their respective officer positions: David L. Porges, Interim President and Chief Executive Officer; Thomas F. Karam, Senior Vice President and President, Midstream; and Charlene Petrelli, Vice President and Chief Human Resources Officer.

Item 5.04. Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

In connection with the Separation, more than 50% of the participants in EQT’s 401(k) plan will be temporarily unable to exercise certain rights otherwise available under the 401(k) plan with respect to the EQT stock fund (the blackout).

On October 24, 2018, EQT sent a notice (the Blackout Notice) to its directors and officers who are subject to Section 16 of the Securities Exchange Act of 1934, as amended, informing them that a blackout will be imposed as described below. The blackout is expected to begin at 4:00 p.m. Eastern Time on November 9, 2018 and end on or about the week of November 18, 2018.

Section 306 of the Sarbanes-Oxley Act of 2002 and Regulation BTR, issued by the U.S. Securities and Exchange Commission, generally impose restrictions on trading by executive officers and directors in the event that 50% or more of the issuer’s 401(k) plan participants are so restricted.

During the blackout, subject to certain limited exceptions, directors and executive officers of EQT will be prohibited from directly or indirectly purchasing, selling, acquiring or transferring any EQT common stock or derivative security with respect to EQT common stock acquired in connection with their service or employment as a director or executive officer of EQT.

On October 24, 2018, the plan administrator of EQT’s 401(k) plan delivered notice to EQT of the trading restrictions relating to the plan pursuant to Section 101(i)(2)(E) of the Employee Retirement Income Security Act of 1974, as amended.

A copy of the Blackout Notice is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On October 24, 2018, EQT issued a press release announcing certain details of the Separation and Distribution (as defined below).  On October 24, 2018, EQT also issued a press release announcing certain resignations and appointments of directors and officers of EQT.

As disclosed in Equitrans Midstream Corporation’s (ETRN) Registration Statement on Form 10 (File No. 001-38629), as amended, it is expected that the ETRN board of directors will adopt a shareholder rights plan in connection with the Distribution.  The rights plan is expected to be adopted on November 13, 2018; expire on March 31, 2019; and be triggered if any person (other than EQT or a transferee of EQT’s retained shares in ETRN) beneficially owns, as of or after adoption, 10% or more of the shares of ETRN common stock issued and outstanding (or 15% for certain persons filing on Schedule 13G under the Securities Exchange Act of 1934). In addition, the rights plan is expected to have a 20% threshold for EQT and any transferee of the ETRN shares it retains, consistent with the Shareholder and Registration Rights Agreement being entered into by EQT and ETRN in connection with the Separation.

Copies of the press releases are furnished as Exhibits 99.2 and 99.3, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

The information provided in this Item 7.01, including the accompanying Exhibits 99.2 and 99.3, shall be deemed “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liability of such section, nor shall it be incorporated by reference in any filing made by EQT pursuant to the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language of such filing, except to the extent that such filing incorporates by reference any or all of such information by express reference thereto.

Item 8.01 Other Events.

On October 24, 2018, the Board approved the completion of the Separation by means of a pro rata distribution (the Distribution) by EQT of 80.1 percent of the outstanding common stock of ETRN. To consummate the Separation and the Distribution, the Board declared a pro rata distribution of ETRN common stock, which is expected to occur at 11:59 p.m. Eastern Time on November 12, 2018, to EQT shareholders of record as of the close of business on November 1, 2018 (the Record Date).

In the Distribution, each EQT shareholder will receive 0.80 shares of ETRN common stock for every one share of EQT common stock held as of the close of business on the Record Date. Shareholders will receive cash in lieu of fractional shares of ETRN common stock.

The Separation and the Distribution are subject to the satisfaction or waiver of certain conditions, as more fully described in ETRN’s Registration Statement on Form 10 (File No. 001-38629), as amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following are filed as exhibits to this report:

Exhibit No.	Description

99.1	Form of Notice of Blackout Period to Directors and Executive Officers, dated October 24, 2018.
99.2	News release dated October 24, 2018 issued by EQT Corporation.
99.3	News release dated October 24, 2018 issued by EQT Corporation.

Cautionary Statements

Disclosures in this Current Report on Form 8-K contain certain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. Statements that do not relate strictly to historical or current facts are forward-looking. Any such forward-looking statements are made based on information currently known and are subject to various risks and uncertainties, including those contained in EQT’s filings with the Securities and Exchange Commission, including its annual report on Form 10-K for the year ended December 31, 2017 and its quarterly reports on Form 10-Q for the quarters ended March 31, 2018 and June 30, 2018 and the Registration Statement on Form 10 filed by ETRN.  Without limiting the generality of the foregoing, forward-looking statements contained in this news release specifically include the expectations of plans, strategies, objectives and growth and anticipated financial and operational performance of ETRN, EQT and their subsidiaries, including whether the Separation, the Distribution, and the other transactions involving the Separation and the Distribution are completed, as expected or at all, and the timing of the Separation, the Distribution and such other transactions; whether the conditions to the Separation and the Distribution can be satisfied; whether the operational, financial and strategic benefits of the Separation and the Distribution can be achieved; and whether the costs and expenses of the Separation, the Distribution and the other transactions involving the Separation and the Distribution can be controlled within expectations. These statements involve risks and uncertainties that could cause actual results to differ materially from projected results. Accordingly, investors should not place undue reliance on forward-looking statements as a prediction of actual results. EQT has based these forward-looking statements on current expectations and assumptions about future events. While EQT considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks and uncertainties, many of which are difficult to predict and beyond EQT’s control.

Any forward-looking statement speaks only as of the date on which such statement is made and EQT does not intend to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise.

Information in this news release regarding EQGP Holdings, LP and its subsidiaries, including EQM Midstream Partners, LP is derived from publicly available information published by the partnerships.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQT CORPORATION

By:	/s/ Robert J. McNally
Name:	Robert J. McNally
Title:	Senior Vice President and Chief Financial Officer

Date: October 24, 2018